Exhibit 10.1

LIMITED WAIVER AND CONTINUED FORBEARANCE AGREEMENT

This Limited Waiver and Continued Forbearance Agreement (“Agreement”), dated as of October 2, 2023, is made by and among JIMMY JANG, L.P., a Delaware limited partnership, BAKER TECHNOLOGIES, INC., a Delaware corporation, COMMONWEALTH ALTERNATIVE CARE, INC., a Massachusetts corporation, and JUPITER RESEARCH, LLC, an Arizona limited liability company (collectively, the “Borrowers” and each a “Borrower”), TILT HOLDINGS INC., a British Columbia corporation (the “Parent”), and JORDAN GEOTAS, as noteholder representative (the “Noteholder Representative”) on behalf of the Noteholders.

RECITALS

WHEREAS, Borrowers, Parent, Noteholder Representative and the Noteholders are parties to that certain Secured Note Purchase Agreement dated as of November 1, 2019, as amended by First Amendment to Secured Note Purchase Agreement dated as of February 15, 2023 (as it may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Note Purchase Agreement”).  Except as otherwise provided in this Agreement, all terms defined in the Loan Documents shall have the same meaning when used in this Agreement;

WHEREAS, on May 15, 2023, the Borrowers, Parent and Noteholder Representative entered into that certain Consent, Confirmation, Limited Waiver and Forbearance Agreement (the “May Forbearance Agreement”) pursuant to which the Noteholder Representative, at the direction of the Required Noteholders, provided a limited waiver for certain Events of Default and agreed to forbear from exercising the rights of the Noteholder Representative and the Noteholders under the Loan Documents, including, without limitation, the Note Purchase Agreement and other Loan Documents, through the expiration of the Forbearance Period (as defined in the May Forbearance Agreement);

WHEREAS, notwithstanding the limited waivers and forbearance granted to Borrowers in the May Forbearance Agreement, Default Interest (as defined in each Note and each AP Note) has continued to accrue and is presently payable; and

WHEREAS, the Loan Parties have requested that the Noteholder Representative and the Noteholders agree to modify certain terms and conditions of the May Forbearance Agreement, and the Required Noteholders have directed Noteholder Representative to enter into this Agreement on their behalf reflecting their agreement to the foregoing.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Confirmation of Limited Waiver and Continued Forbearance.  The Loan Parties and the Noteholder Representative, on behalf of the Noteholders, hereby confirm that the May Forbearance Agreement is in full force and effect, including, without limitation, the Noteholder Representative’s limited waiver of any Event of Default that has or will occur (or with the giving of notice or passage of time would occur) as a result of the Specified Events (as defined in the May Forbearance Agreement).  The Noteholder Representative, as directed by the Required

Exhibit 10.1

Noteholders, hereby confirms that he will continue to forbear from exercising his and their rights and remedies against the Loan Parties under the Loan Documents with respect to Events of Default relating to the Specified Events during the Forbearance Period on the terms and conditions set out in the May Forbearance Agreement as modified herein.  For clarity, each of the parties hereto agree and acknowledge that any failure by Borrowers to timely pay interest (including at the Default Rate on or before the Accrued Default Interest Due Date as provided below) due under the Notes through and including September 5, 2023 shall be a Specified Event under the May Forbearance Agreement.
Modifications to Payment of Late Fees and Default Interest Rate.Payment for Regular Interest Amounts Currently Due.  On or before September 5, 2023, Borrowers paid Noteholders an amount equal to $2,785,953.26 (“Lump Sum Interest Payment”), which amount represents the interest payable on the Notes without the application of the Default Rate through and including August 31, 2023.  The Loan Parties agree and acknowledge that, notwithstanding such payment, Borrowers continue to owe to the Noteholders under the Notes additional interest at the Default Rate through and including August 31, 2023 in the amount of $1,387,952.80 (the “Outstanding Default Interest Amount”).    Payment of Remaining Default Interest of Amounts Currently Due.  On or before December 29, 2023 (such date, the “Accrued Default Interest Due Date”), Borrowers will pay to the Noteholders the Outstanding Default Interest Amount.  The Loan Parties agree and acknowledge that failure to pay the Outstanding Default Interest Amount not later than the Accrued Default Interest Due Date shall constitute a Forbearance Default under the May Forbearance Agreement and result in a Termination Date with respect to the May Forbearance Agreement.
2.3Interest on the Notes.  For clarification, due to the continuing Events of Default relating to the Specified Events, interest at the Default Rate continues to accrue on the outstanding balance due under the Notes from and after September 1, 2023 through and including the date that all such Events of Default relating to such Specified Events are cured or waived (including pursuant to this Section 2.3).  The amount of interest accruing at the additional 8% for the period specified in the immediately preceding sentence is referred to herein as the “Provisionally Waived Default Interest Amount”.  If the Borrowers make all scheduled interest payments due the Noteholders under the Notes through and including December 31, 2024 (the “Provisional Waiver Date”), including the Outstanding Default Interest Amount on or before the Accrued Default Interest Due Date but excluding the Provisionally Waived Default Interest Amount, the Required Noteholders (through the Noteholder Representative) hereby agree that the Borrower’s obligation to pay the Provisionally Waived Default Interest Amount shall be waived effective as of the Provisional Waiver Date and any failure to pay such amounts shall not constitute an Event of Default.
2.4Interest on the AP Notes.  For clarity, this Agreement does not modify the terms previously agreed under the May Forbearance Agreement with respect to interest on the AP Notes, and, consistent with Paragraph 5 of each of the AP Notes, any such interest payments that would have otherwise been due during the Forbearance Period will be treated as provided in such Paragraph 5, and interest will accrue on the outstanding balance of the AP Notes at the Default Rate.  Upon payment in full by the Borrowers of the Outstanding Default Interest Amount, unless Events of Default other than those attributable to the Specified Events are then continuing, interest on the AP Notes will no longer accrue interest at the Default Rate but rather will accrue interest as otherwise provided under the AP Notes.

Exhibit 10.1

2.5Late Fees.  The Noteholders, through Noteholder Representative, hereby agree that if Borrowers pay the Outstanding Default Interest Amount on or before the Accrued Default Interest Due Date, no late fees will be assessed under the Notes or AP Notes on account of Borrowers’ failure to timely make interest payments due under the Notes through the payment date ending closest to September 1, 2023.  For clarity, nothing herein shall waive any right of the Noteholders to receive late fees for non-payment of any sums due the Noteholders from and after such September, 2023 payment date.
3.Loan Documents; Reaffirmation; Waiver.
3.1Loan Documents.  The Loan Parties agree and confirm that the Loan Documents are legal, valid, binding and enforceable against the Loan Parties in accordance with their terms and that except as expressly provided in the May Forbearance Agreement and by this Agreement, the terms of the Loan Documents remain unchanged.
3.2Reaffirmation of Guaranty.  Each Guarantor hereby ratifies and reaffirms (a) the validity, legality and enforceability of the Guaranty; (b) that its reaffirmation of the Guaranty is a material inducement to the Noteholder Representative and the Noteholders to enter into this Agreement; and (c) that its obligations under the Guaranty shall remain in full force and effect until all the Obligations have been paid in full.
3.3Release of Claims and Waiver of Defenses.  In further consideration of the Noteholder Representative’s and the Noteholders’ execution of this Agreement, the Loan Parties, on behalf of themselves and their successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees, agents and attorneys hereby forever, fully, unconditionally and irrevocably waive and release the Noteholder Representative and the Noteholders and their successors, assigns, parents, subsidiaries, affiliates, officers, directors, employees, attorneys and agents (collectively, the “Releasees”) from any and all claims, liabilities, obligations, debts, causes of action (whether at law or in equity or otherwise), defenses, counterclaims, setoffs, of any kind, whether known or unknown, foreseen or unforeseen, whether liquidated or unliquidated, matured or unmatured, fixed or contingent, directly or indirectly arising out of, connected with, resulting from or related to any act or omission by any Releasee with respect to the Loan Documents, the execution and delivery, and consummation of the transactions contemplated by the Loan Documents, the and any Collateral (collectively, the “Claims”).  The Loan Parties further agree that they shall not commence, institute, or prosecute any lawsuit, action or other proceeding, whether judicial, administrative or otherwise, to collect or enforce any Claim.
4.Miscellaneous.
4.1Notices.  Any notices with respect to this Agreement shall be given in the manner provided for in Section 11.8 of the Note Purchase Agreement.
4.2Integration; Modification of Agreement.  This Agreement, the May Forbearance Agreement and the Loan Documents embody the entire understanding between the parties hereto and supersedes all prior agreements and understandings (whether written or oral) relating to the subject matter hereof and thereof.  The terms of this Agreement may not be waived, modified,

Exhibit 10.1

altered or amended except by agreement in writing signed by all the parties hereto.  This Agreement shall not be construed against the drafter hereof.

4.3Severability.  If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.
4.4Full Force and Effect.  The Loan Documents shall remain unchanged, in full force and effect and continue to govern and control the relationship between the parties hereto, except to the extent they are inconsistent with, superseded or are expressly modified by the May Forbearance Agreement and/or this Agreement.  To the extent of any inconsistency, amendment or superseding provision, this Agreement shall govern and control.
4.5Successors and Assigns.  This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns; provided that the Loan Parties may not assign any rights or delegate any obligations arising herein without the prior written consent of the Noteholder Representative and any prohibited assignment shall be absolutely void.  The Noteholder Representative and the Noteholders may assign their rights and interests in this Agreement, the Loan Documents and all documents executed in connection with or related to this Agreement or the Loan Documents, at any time without the consent of or notice to the Loan Parties.
4.6Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflict of laws principles thereof.
4.7No Waiver.  No failure to exercise and no delay in exercising, on the part of the Noteholder Representative or the Noteholders any right, remedy, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  Further, the Noteholder Representative’s acceptance of payment on account of the Obligations or other performance by the Loan Parties after the occurrence of an Event of Default shall not be construed as a waiver of such Event of Default, any other Event of Default or any of the Noteholder Representative’s or the Noteholders’ rights or remedies.
4.8Cumulative Rights.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
4.9Jurisdiction and Venue.  ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE COURTS OF THE STATE OF ARIZONA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.  SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN

Exhibit 10.1

SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT.  THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

4.10Waiver of Jury Trial.  EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE LOAN DOCUMENTS OR THE SUBJECT MATTER HEREOF OR THEREOF.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS.  EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
4.11Headings.  The section headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
4.12Counterparts; Electronic Execution.  This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWERS:

JIMMY JANG, L.P., a Delaware limited partnership

By:

JIMMY JANG HOLDINGS INC., a British Columbia corporation, its general partner

By: /s/ Tim Conder

Name: Tim Conder

Title: Chief Executive Officer

BAKER TECHNOLOGIES, INC., a Delaware corporation By: /s/ Tim Conder Name: Tim Conder Title: President
COMMONWEALTH ALTERNATIVE CARE, INC., a Massachusetts corporation By: /s/ Tim Conder Name: Tim Conder Title: President
JUPITER RESEARCH, LLC, an Arizona limited liability company By: /s/ Tim Conder Name: Tim Conder Title: Chief Executive Officer
CONSENTED AND AGREED: JIMMY JANG HOLDINGS INC., a British Columbia corporation By: /s/ Tim Conder Name: Tim Conder Title: Chief Executive Officer

Signature Page to Consent, Confirmation and Forbearance Agreement

JJ BLOCKER CO., a Delaware corporation By: /s/ Tim Conder Name: Tim Conder Title: President
SFNY HOLDINGS, INC., a Delaware corporation By: /s/ Tim Conder Name: Tim Conder Title: President
SEA HUNTER THERAPEUTICS, LLC, a Delaware limited liability company By: JJ BLOCKER CO., a Delaware corporation, its sole member By: /s/ Tim Conder Name: Tim Conder Title: President

STANDARD FARMS OHIO LLC, an Ohio limited liability company By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its sole member By: /s/ Tim Conder Name: Tim Conder Title: President
STANDARD FARMS LLC, a Pennsylvania limited liability company` By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its sole member By: /s/ Tim Conder Name: Tim Conder Title: President

Signature Page to Consent, Confirmation and Forbearance Agreement

SH FINANCE COMPANY, LLC, a Delaware limited liability company

By:

SEA HUNTER THERAPEUTICS, LLC, a Delaware limited liability company, its sole member

By:

JJ BLOCKER CO., a Delaware corporation, its sole member

By: /s/ Tim Conder

Name: Tim Conder

Title: President

PARENT: TILT HOLDINGS INC., a British Columbia corporation By: /s/ Tim Conder Name: Tim Conder Title: Interim CEO

Signature Page to Consent, Confirmation and Forbearance Agreement

NOTEHOLDER REPRESENTATIVE: /s/ Jordan Geotas JORDAN GEOTAS

Signature Page to Consent, Confirmation and Forbearance Agreement

DIRECTION OF REQUIRED NOTEHOLDERS

Each of the Required Noteholders hereby direct Noteholder Representative to enter into this Agreement, take the actions required of Noteholder Representative herein, and agrees to indemnify and hold Noteholder Representative harmless from any such actions related hereto, in each case consistent with the terms of the Note Purchase Agreement, including Sections 2.6(d) and 11.2 thereof.

A NOTEHOLDER:

MAK ONE, LLLP, an Arizona limited liability limited partnership

By:

Dragon Wise, LLC, an Arizona limited liability company, its General Partner

By: /s/ Mark Scatterday

Name: Mark Scatterday

Title: Sole Member

Signature Page to Direction of Required Noteholders

A NOTEHOLDER: RHC 3, LLLP, an Arizona limited liability limited partnership By: /s/ Robert Crompton Name: Robert Crompton Title: General Partner

Signature Page to Direction of Required Noteholders

A NOTEHOLDER: /s/ Daniel Santy DANIEL SANTY

Signature Page to Direction of Required Noteholders

A NOTEHOLDER: /s/ Jordan Geotas JORDAN GEOTAS

Signature Page to Direction of Required Noteholders

A NOTEHOLDER: CALLISTO COLLABORATIONS LLC, a Washington limited liability company By: /s/ Adam Draizin Name: Adam Draizin Title: Manager

Signature Page to Direction of Required Noteholders